Exhibit 10.6

EXECUTION VERSION

FIRST AMENDMENT TO GUARANTY

This FIRST AMENDMENT TO GUARANTY AGREEMENT (the “Amendment”) is dated effective as of November 17, 2023 (the “Amendment Effective Date”), by and among American BriVision Corporation, a Delaware corporation (“American BriVision”), BioKey, Inc., a California corporation (“BioKey”), BioLite Holding, Inc., a Nevada corporation (“BioLite”), BioLite BVI, Inc., a British Virgin Islands corporation (“BioLite BVI, and, collectively with American BriVision, BioKey and BioLite, the “Companies”, and each, individually, a “Company”) and Lind Global Fund II LP (“Lind” and together with the Companies, the “Parties”).

RECITALS

WHEREAS, the Companies and Lind entered into and executed that certain Guaranty Agreement, dated as of February 23, 2023 (such Guaranty Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the “Guaranty”), pursuant to which each Company, jointly and severally guaranteed the obligations of ABVC BioPharma, Inc., a Nevada corporation (the “Parent”) in respect of that certain Promissory Note in the principal amount of $3,704,167 (the “Original Note”), issued by the Parent to Lind pursuant to the terms of that certain Securities Purchase Agreement, dated as of February 23, 2023 (the “February 2023 Purchase Agreement”); and

WHEREAS, the Parent wishes to issues to Lind and Lind wishes to accept an additional Promissory Note in a principal amount of up to $1,200,000 (the “New Note”) and the Parent and Lind wish to enter into a securities purchase agreement, dated as of the date hereof (the “New Purchase Agreement”) to provide for the issuance of the New Note thereunder;

WHEREAS, in connection with the issuance of the New Note, the Parties have agreed to amend the Guaranty as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Guaranty, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Guaranty, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendment to Guaranty. The Guaranty is hereby amended by deleting the definition of “Obligations” in Section 1 thereof and replacing it with the following:

The term (a) “Obligations” means, collectively, all debts, liabilities and obligations (including, without limitation, any expenses, costs and charges incurred by or on behalf of the Lender in connection with any Transaction Document), present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Borrower, the Guarantors, or any other “Guarantor” (as such term is defined in the Borrower Security Agreement) (the “Other Guarantors”) to the Lender in any currency, under, in connection with or pursuant to any Transaction Document (including, without limitation, this Guaranty), and whether incurred by the Borrower, any Guarantor or any Other Guarantor alone or jointly with another or others and whether as principal, guarantor or surety and in whatever name or style; and (b) “Transaction Documents” means, collectively, this Guaranty and the “Transaction Documents” as defined in the SPA and the New Purchase Agreement. All other capitalized terms used herein without definition shall have the respective meanings provided therefor in the SPA and the New Purchase Agreement.

5. No Waiver. Neither this Amendment, nor shall Lind’s agreement to accept the New Note, be deemed or construed in any manner as a waiver by Lind of any claims, Proceedings, defaults, Events of Default, breaches or misrepresentations by any Company under the February 2023 Purchase Agreement and the New Purchase Agreement, any other Transaction Documents (as defined in the February 2023 Purchase Agreement and the New Purchase Agreement), or any of Holder’s rights or remedies in connection therewith.

6. Not a Novation. This Amendment is a modification of the Guaranty only and not a novation.

7. Effect on Agreement and Transaction Documents. Except as expressly amended by this Amendment, all of the terms and provisions of the Guaranty and the Transaction Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

8. Execution. This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf’ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf’ signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

LIND GLOBAL FUND II LP

By:
Name:
Title:

AMERICAN BRIVISION CORPORATION

By:
Name:
Title:	Chief Executive Officer

BIOKEY, INC.

By:
Name:
Title:	Chief Executive Officer

BIOLITE HOLDING, INC.

By:
Name:
Title:	Chief Executive Officer

BIOLITE BVI, INC.

By:
Name:
Title:	Chief Executive Officer

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